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                                                                    EXHIBIT 10.8

RESTATED INDEMNIFICATION AGREEMENT

        THIS AGREEMENT (the "Agreement") is made and entered into this 17th day of May, 2002 between J2 Communications, a California corporation (the "Company") and James P. Jimirro ("Indemnitee").

                                WITNESSETH THAT:

        WHEREAS, Indemnitee performs a valuable service for the Company; and

        WHEREAS, the Board of Directors of the Company having adopted the Second Amended and Restated Articles of Incorporation (the "Certificate") permitting the Board of Directors to indemnify certain agents and employees designated by the Board of Directors (the "Officers") and directors (the "Directors") of the Company; and

        WHEREAS, the Certificate and Section 317 of the California General Corporation Law, as amended ("Law"), permits the Company to indemnify its Officers and Directors; and

        WHEREAS, as a result of recent developments affecting the terms, scope and availability of D & O Insurance there exists general uncertainty as to the extent of protection afforded the Company's Officers and Directors by such D&O Insurance and said uncertainty also exists under statutory and bylaw indemnification provisions; and

        WHEREAS, in recognition of past services and in order to induce Indemnitee to continue to serve as an officer and/or a director of the Company, the Company has determined and agreed to enter into this contract with Indemnitee;

        NOW, THEREFORE, in consideration of Indemnitee's continued service as an Officer and/or a Director after the date hereof, the parties hereto agree as follows:

        1. Indemnity of Indemnitee. The Company hereby agrees to hold harmless and indemnity Indemnitee to the fullest extent authorized or permitted by the provisions of the Law, as such may be amended from time to time, and Article IV of the Certificate, as such may be amended. The benefits afforded hereby may not be reduced at a subsequent date without the express written permission of the Indemnitee. In furtherance of the foregoing indemnification, and without limiting the generality thereof:

                (a) Proceedings Other Than Proceedings by or in the Right of the Company. Indemnitee shall be entitled to the rights of indemnification provided in this Section 1(a) if, by reason of his Corporate Status (as hereinafter defined), he is, or is threatened to be made, a party to or participant in any Proceeding (as hereinafter defined) other than a Proceeding by or in the right of the Company. Pursuant to this Section 1(a), Indemnitee shall be indemnified against all Expenses (as hereinafter defined), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection


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        with such Proceeding or any claim, issue or matter therein, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful.

               (b) Proceedings by or in the Right of the Company. Indemnitee shall be entitled to the rights of indemnification provided in this
        Section 1(b) if, by reason of his Corporate Status, he is, or is threatened to be made, a party to or participant in any Proceeding brought by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 1(b), Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection with such Proceeding if be acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; provided, however, that, if applicable law so provides, no indemnification against such Expenses shall be made in respect of any claim, issue or matter in such Proceeding as to which Indemnitee shall have been adjudged to be liable to the Company unless and to the extent that the Superior Court of the State of California, or the court in which such Proceeding shall have been brought or is pending, shall determine that such indemnification may be made.

               (c) Indemnification for Expenses of a Party Who is Wholly or Partly Successful. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, he shall be indemnified to the tiniest extent permitted by law against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

        2. Additional Indemnity.

                (a) Subject only to the exclusions set forth in Section 2(b) hereof, the Company hereby further agrees to hold harmless and indemnify Indemnitee against any and all Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with any Proceeding (including an action by or on behalf of the Company) to which Indemnitee is, was or at any time becomes a party, or is threatened to be made a party, by reason of his Corporate Status; provided, however, that with respect to actions by or on behalf of the Company, indemnification of Indemnitee against


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        any judgments shall be made by the Company only as authorized in the specific case upon a determination that Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; and

                (b) No indemnity pursuant to this Section 2 shall be paid by the
        Company:

                      (i) In respect to remuneration paid to Indemnitee if it
               shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;

                      (ii) On account of any suit in which judgment is rendered
               against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

                      (iii) On account of Indemnitee's conduct which is finally
               adjudged to have been knowingly fraudulent or deliberately dishonest, or to constitute willful misconduct; or

                      (iv) If a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful.

        3. Contribution. If the indemnification provided in Sections 1 and 2 is unavailable and may not be paid to Indemnitee for any reason other than those set forth in paragraphs (i), (ii) and (iii) of Section 2(b), then in respect to any Proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such Proceeding), the Company shall contribute to the amount of Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Indemnitee in such proportion as is appropriate to reflect (i) the relative benefits received by the Company on the one hand and by the Indemnitee on the other hand from the transaction from which such Proceeding arose, and (ii) the relative fault of the Company on the one hand and of the Indemnitee on the other hand in connection with the events which resulted in such Expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of the Company on the one band and of the Indemnitee on the other hand shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such Expenses, judgments, fines or settlement amounts. The Company agrees that it would not be just and equitable if contribution pursuant to this
Section 3 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

        4. Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, he shall be


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indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

        5. Advancement of Expenses. Notwithstanding any other provision of this Agreement, the Company shall advance all reasonable Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding by reason of Indemnitee's Corporate Status within ten days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and shall include or be preceded or accompanied by an undertaking by or on behalf of Indemnitee to repay any Expenses advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses. Any advances and undertakings to repay pursuant to this Section 5 shall be unsecured and interest free. Notwithstanding the foregoing, the obligation of the Company to advance Expenses pursuant to this Section 5 shall be subject to the condition that, if, when and to the extent that the Company determines that Indemnitee would not be permitted to be indemnified under applicable law, the Company shall be entitled to be reimbursed, within thirty
(30) days of such determination, by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Company that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to .reimburse the Company for any advance of Expenses until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed).

        6. Procedure for Determination of Entitlement to Indemnification.

               (a) To obtain indemnification (including, but not limited to, the advancement of Expenses and contribution by the Company) under this Agreement, Indemnitee shall submit to the Chief Executive Officer (if Indemnitee is not then serving as the Chief Executive Officer) or Chief Financial Officer a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Secretary or any Assistant Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that Indemnitee has requested indemnification.

               (b) Upon written request by Indemnitee for indemnification pursuant to the first sentence of Section 6(a) hereof, a determination, if required by applicable law, with respect to Indemnitee's entitlement thereto shall be made in the specific case:

                        (i) if a Change in Control (as hereinafter defined)
                shall have


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                occurred, by Independent Counsel (as hereinafter defined) in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee (unless Indemnitee shall request that such determination be made by the Board of Directors or the stockholders, in which case the determination shall be made in the manner provided in Clause (ii) below), or

                        (ii) if a Change in Control shall not have occurred, (A)
                by the Board of Directors by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined), or (B) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, said Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee, or
                (C) if so directed by said Disinterested Directors, by the stockholders of the Company. If it is determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten (10) days after such determination. Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any Independent Counsel, member of the Board of Directors, or stockholder of the Company shall act reasonably and in good faith in making a determination under the Agreement of the Indemnitee's entitlement to indemnification. Any Expenses incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

                (c) If the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 6(b) hereof, the Independent Counsel shall be selected as provided in this Section 6(c). If a Change in Control shall not have occurred, the Independent Counsel shall be selected by the Board of Directors, and the Company shall give written notice to Indemnitee advising him of the identity of the Independent Counsel so selected. If a Change in Control shall have occurred, the Independent Counsel shall be selected by Indemnitee (unless Indemnitee shall request that such selection be made by the Board of Directors, in which event the preceding sentence shall apply), and Indemnitee shall give written notice to the Company advising it of the identity of the Independent Counsel so selected. In either event, Indemnitee or the Company, as the case may be, may, within 10 days after such written notice of selection shall have been given, deliver to the Company or to Indemnitee, as the case may be, a written objection to such selection; provided, however, that such objection may be


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        asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in
        Section 14 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If a written objection is made and substantiated, the Independent Counsel selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If, within 20 days after submission by Indemnitee of a written request for indemnification pursuant to Section 6(a) hereof, no Independent Counsel shall have been selected and not objected to, either the Company or Indemnitee may petition the Superior Court of the State of California or other court of competent jurisdiction for resolution of any objection which shall have been made by the Company or Indemnitee to the other's selection of Independent Counsel and/or for the appointment as independent Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 6(b) hereof. The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Section 6(b) hereof, and the Company shall pay all reasonable fees and expenses incident to the procedures of this Section 6(c), regardless of the manner in which such Independent Counsel was selected or appointed. Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 8(a)(iii) of this Agreement, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

                (d) The Company shall not be required to obtain the consent of the Indemnitee to the settlement of any Proceeding which the Company has undertaken to defend if the Company assumes full and sole responsibility for such settlement and the settlement grants the Indemnitee a complete and unqualified release in respect of the potential liability.

        7. Presumptions and Effect of Certain Proceedings.

                (a) In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 6(a) of this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

                (b) If the person, persons or entity empowered or selected under
        Section 5 of this Agreement to determine whether Indemnitee is entitled to indemnification shall not have made a determination within thirty
        (30) days after receipt by the


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        Company of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent

                      (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or

                      (ii) a prohibition of such indemnification under
               applicable law; provided, however, that such 30 day period may be extended for a reasonable time, not to exceed an additional fifteen (15) days, if the person, persons or entity making the determination with respect to entitlement to indemnification in good faith requires such additional time for the obtaining or evaluating documentation and/or information relating thereto; and provided, further, that the foregoing provisions of this Section 7(b) shall not apply if the determination of entitlement to indemnification is to be made by the stockholders pursuant to
               Section 5(b) of this Agreement and if (A) within fifteen (15) days after receipt by the Company of the request for such determination the Board of Directors or the Disinterested Directors, if appropriate, resolve to submit such determination to the stockholders for their consideration at an annual meeting thereof to be held within seventy-five (75) days after such receipt and such determination is made thereat, or (B) a special meeting of stockholders is called within fifteen (15) days after such receipt for the purpose of making such determination, such meeting is held for such purpose within sixty (60) days after having been so called and such determination is made thereat, or

                      (iii) if the determination of entitlement to
               indemnification is to be made by Independent Counsel pursuant to
               Section 6(b) of this Agreement.

                (c) The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement (with or without court approval), conviction, or upon a plea of nolo contendre or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful.

                (d) For purposes of any determination of good faith, Indemnitee shall be deemed to have acted in good faith if Indemnitee's action is based on the records or books of account of the Enterprise (as hereinafter defined), including financial statements, or on information supplied to Indemnitee by the Officers and Directors of the Enterprise in the course of their duties, or on the advice of legal


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        counsel for the Enterprise or on information or records given or reports made to the Enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Enterprise. In addition, the knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Enterprise shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement. The provisions of this Section
        7(d) shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

        8. Remedies of Indemnitee.

               (a)In the event that:

                        (i) a determination is made pursuant to Section 6 of
                this Agreement that Indemnitee is not entitled to indemnification under this Agreement,

                        (ii) advancement of Expenses is not timely made pursuant
                to Section 5of this Agreement,

                        (iii) no determination of entitlement to indemnification
                shall have been made pursuant to Section 6(b) of this Agreement within ninety (90) days after receipt by the Company of the request for indemnification,

                        (iv) payment of indemnification is not made pursuant to
                Section 3 or 4 of this Agreement within ten (10) days after receipt by the Company of a written request therefor, or

                        (v) payment of indemnification is not made within ten
                (10) days after a determination has been made that Indemnitee is entitled to indemnification or such determination is deemed to have been made pursuant to Section 6 or 7 of this Agreement, Indemnitee shall be entitled to an adjudication in an appropriate court of the State of California, or in any other court of competent jurisdiction, of his entitlement to such indemnification. Alternatively, Indemnitee, at his option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within one hundred eighty (180) days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this Section 8(a). The Company shall not oppose Indemnitee's right to seek any such adjudication or award in arbitration.

                (b) In the event that a determination shall have been made pursuant to Section 6(b) of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 8 shall


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        be conducted in all respects as a de novo trial, or arbitration, on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination.

                (c) If a determination shall have been made pursuant to Section 6(b) of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 8, absent:

                        (i) a misstatement by Indemnitee of a material fact, or
                an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or

                        (ii) a prohibition of such indemnification under
                applicable law.

                (d) In the event that Indemnitee, pursuant to this Section 8, seeks a judicial adjudication of or an award in arbitration to enforce his rights under, or to recover damages for breach of this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all expenses (of the types described in the definition of Expenses in Section 14 of this Agreement) actually and reasonably incurred by him in such judicial adjudication or arbitration, but only if he prevails therein. If it shall be determined in said judicial adjudication or arbitration that Indemnitee is entitled to receive part but not all of the indemnification sought, the expenses incurred by Indemnitee in connection with such judicial adjudication or arbitration shall be appropriately prorated. The Company shall indemnify Indemnitee against any and all expenses and, if requested by Indemnitee, shall (within ten (10) days after receipt by the Company of a written request therefor) advance such expenses to Indemnitee, which are incurred by Indemnitee in connection with any action brought by Indemnitee to recover under any Directors' and Officers' liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advancement of expenses or insurance recovery, as the case may be.

                (e) The Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 8 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

9. Non-Exclusivity; Survival of Rights; Insurance; Subrogation.

                (a) The rights of indemnification as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at anytime be entitled under applicable law, the Certificate, any agreement, a vote of


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        stockholders or a resolution of Directors, or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his Corporate Status prior to such amendment, alteration or repeal. To the extent that a change in the Law, whether by statute or judicial decision, permits greater indemnification than would be afforded currently under the Certificate and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

                (b) To the extent that the Company maintains an insurance policy or policies providing liability insurance for Directors, Officers, employees, or agents or fiduciaries of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available fir any such director, officer, employee or agent under such policy or policies. A minimum of One Million Dollars ($1,000,000) of insurance shall be maintained at all times.

                (c) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights; provided, however, the Company may not be subrogated to any rights until Indemnitee has been paid in full all amounts owed to him hereunder, or unless Indemnitee shall have secured all benefits owing to him hereunder.

                (d) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

        10. Exception to Right of Indemnification. Notwithstanding any other provision of this Agreement, Indemnitee shall nor be entitled to indemnification under this Agreement with respect to any Proceeding brought by Indemnitee, or any claim therein, unless

                (a) the bringing of such Proceeding or making of such claim shall have been approved by the Board of Directors or

               (b) such Proceeding is being brought by the Indemnitee to assert his rights under this Agreement.

        11. Duration of Agreement. All agreements and obligations of the Company contained herein shall continue during the period Indemnitee is an officer and/or a director of the Company (or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any Proceeding (or any proceeding commenced under Section 3 hereof) by reason of his Corporate Status, whether or not he is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification can be provided under this Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), assigns, spouses, heirs, executors and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as an officer and/or a director of the Company or any other enterprise at the Company's request.

        12. Security. The Company acknowledges and agrees that its obligations to Indemnitee pursuant to this Agreement are secured by all of the Company's assets pursuant to that certain Security Agreement dated as of May 17, 2002. To the extent requested by the Indemnitee and approved by the Board of Directors, the Company may at any time and from time to time provide additional security to the Indemnitee for the Company's obligations hereunder through an irrevocable bank line of credit, funded trust or other collateral. Any and all such security, once provided to the Indemnitee, may not be revoked or released without the prior written consent of the Indemnitee.

        13. Enforcement.

                (a) The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to serve as an officer and/or a director of the Company, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving as an officer and/or a director of the Company.

                (b) This Agreement constitutes the entire agreement between the pates hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof.

        14. Definitions. For purposes of this Agreement:

                (a) "Change in Control" means a change in control of the Company occurring after the date of this Agreement of a nature that would constitute a Change in Control under that certain Employment Agreement, dated as of May

        17, 2002 between the Company and James P. Jimirro

               (b) "Corporate Status" describes the status of a person who is or was a director, officer, employee or agent or fiduciary of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise for which such person is or was serving in such capacity at the express request of the Company.

               (c) "Disinterested Director" means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee; provided, however, that neither Indemnitee nor Daniel Laikin shall be "Disinterested Directors" hereunder, and both Indemnitee and Daniel Laikin shall recuse themselves from any determinations made or to be made by the Board of Directors pursuant to this Agreement.

               (d) "Enterprise" shall mean the Company and any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the express written request of the Company as a director, officer, employee, agent or fiduciary.

               (e) "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, fees of accountants, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, participating, or being or preparing to be a witness in a Proceeding.

               (f) "Independent Counsel" means a law firm of national reputation, that is experienced in matters of California corporation law and neither presently is, nor in the past five years has been, retained to represent:

                        (i) the Company or Indemnitee in any matter including
                with respect to matters concerning other indemnitees under similar indemnification agreements, or

                        (ii) any other party to the Proceeding giving rise to a
                claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement. Without limiting the foregoing, the term "Independent Counsel" shall not include Greenberg Traurig LLP or any other law firm in which John C. Kirkland is a partner or with which he is otherwise affiliated or associated. The Company agrees to pay the reasonable fees of the Independent Counsel referred to above and to fully indemnify such counsel against any and all Expenses, claims, liabilities and damages arising our of or relating to this

                Agreement or its engagement pursuant hereto.

               (g) "Proceeding" includes any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought by or in the right of the Company or otherwise and whether civil, criminal, administrative or investigative, in which Indemnitee was, is or will be involved as a party or otherwise, by reason of the fact that Indemnitee is or was an officer and/or a director of the Company, by reason of any action taken by him or of any inaction on his part while acting as an officer and/or a director of the Company, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise; in each case whether or not he is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification can be provided under this Agreement, and in each case whether or not based on any fact or facts occurring before, on or after the date of this Agreement, including one pending before, on or after the date of this Agreement, and excluding one initiated by an Indemnitee pursuant to Section 8 of this Agreement to enforce his rights under this Agreement.

        15. Severability. If any provision or provisions of this Agreement shall be held by a court of competent jurisdiction to be invalid, void, illegal or otherwise unenforceable for any reason whatsoever:

               (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; and

               (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

        16. Modification and Waiver. No supplement, modification, termination or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

        17. Notice by Indemnitee. Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification covered hereunder. The failure to so notify the Company shall not relieve the Company of any obligation which it may have to the Indemnitee under this Agreement or otherwise.

        18. Notices. All notices, requests, demands and other communications hereunder stall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

               (a) If to Indemnitee, to:
                   James P. Jimirro
                   10787 Wilshire Blvd., Suite 1702
                   Los Angeles, California 90024

               (b) If to the Company, to:
                   J2 Communications
                   111 Monument Circle, Suite 3680
                   Indianapolis, Indiana 46204
                   Attention: Timothy S. Durham

or to such other address as may have been furnished in writing to Indemnitee by the Company or in writing to the Company by Indemnitee, as the case may be.

        19. Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

        20. Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

        21. Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California without application of the conflict of laws principles thereof.

        22. Gender. Use of the masculine pronoun shall be deemed to include usage of the feminine pronoun where appropriate.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                                    COMPANY:

                                    J2 COMMUNICATIONS,
                                    a California corporation
                                    By: _______________________________
                                    Name: James P. Jimirro
                                    Title: President


                                    INDEMNITEE:



                                    -----------------------------------
                                    JAMES P. JIMIRRO